UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1025 Laurel Oak Road

Voorhees, NJ 08043

(Address of principal executive offices, including zip code)

(856) 346-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 9, 2018, American Water Capital Corp. (“AWCC”), a wholly owned subsidiary of American Water Works Company, Inc. (“American Water”), sold $625.0 million aggregate principal amount of its 3.750% Senior Notes due 2028 (the “2028 Notes”) and $700.0 million aggregate principal amount of its 4.200% Senior Notes due 2048 (the “2048 Notes”, and, together with the 2028 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated August 6, 2018, among AWCC, American Water, and Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein. The Notes have the benefit of a support agreement from American Water (the “Support Agreement”).

The Notes and the obligations of American Water represented by the Support Agreement were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File Nos. 333-224558-01 and 333-224558). At the closing of the offering, AWCC received, after deduction of underwriting discounts and before deduction of offering expenses, net proceeds of approximately $1.3 billion. AWCC intends to use the net proceeds of the offering to (1) lend funds to American Water and its regulated operating subsidiaries, (2) repay $191.1 million principal amount of AWCC’s 5.62% Senior Notes due 2018 upon maturity on December 21, 2018, (3) prepay $100.0 million aggregate principal amount of AWCC’s outstanding 5.62% Series E Senior Notes due March 29, 2019 (the “Series E Notes”) and $100.0 million aggregate principal amount of AWCC’s outstanding 5.77% Series F Senior Notes due March 29, 2022 (the “Series F Notes”, and, together with the Series E Notes, the “Series Notes”), and (4) repay AWCC’s commercial paper obligations, and for general corporate purposes. After such prepayments, no principal amount of the Series Notes will remain outstanding.

The Notes were issued pursuant to the Indenture, dated December 4, 2009, by and between AWCC and Wells Fargo Bank, National Association, as trustee, as supplemented by officers’ certificates establishing the terms of the Notes.

AWCC intends to notify holders of the Series Notes that AWCC will prepay $200.0 million aggregate principal amount of the Series Notes on or about September 11, 2018 (the “Prepayment Date”) at a price equal to the sum of (i) 100% of the aggregate principal amount of the Series Notes plus (ii) a make-whole amount, which is currently estimated to be $10 million in the aggregate, together with interest on such principal amount accrued to the Prepayment Date. Substantially all of the debt extinguishment expenses associated with the prepayment of the Series Notes will be allocable to American Water’s utility subsidiaries and are expected to be recorded as regulatory assets that American Water believes will be probable of recovery in future rates.

This Current Report on Form 8-K is being filed to report the closing of the offering summarized herein and the notification by AWCC of the prepayment of the Series Notes described above, and to include, as exhibits, certain documents executed in connection with the sale of the Notes.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should,” “will” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the prepayment by AWCC of the Series Notes, the make-whole amount to be paid in connection therewith and the amount of debt extinguishment charges allocable to American Water’s utility subsidiaries and recorded as regulatory assets that American Water believes will be probable of recovery in future rates. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, and other filings with the SEC, and additional risks and uncertainties, including, without limitation, with respect to the prepayment of the Series Notes, the amount of the make-whole payment as of the Prepayment Date and the amount of debt extinguishment charges that may be allocable to American Water’s utility subsidiaries, as described herein.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in American Water’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. American Water does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for American Water to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits have been filed herewith:

Exhibit Number	Description

1.1*	Underwriting Agreement, dated August 6, 2018, by and among AWCC, American Water, and Mizuho Securities USA LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

4.1*	Officers’ Certificate of AWCC, dated August 9, 2018, establishing the terms and authorizing the issuance of the 2028 Notes.

4.2*	Officers’ Certificate of AWCC, dated August 9, 2018, establishing the terms and authorizing the issuance of the 2048 Notes.

5.1*	Opinion of Morgan, Lewis & Bockius LLP.

10.1*	Amended and Restated American Water Works Company, Inc. and its Designated Subsidiaries 2017 Nonqualified Employee Stock Purchase Plan.

23.1*	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: August 9, 2018	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer